EIGHTH AMENDMENT TO ARRANGEMENT AGREEMENT
THIS AMENDMENT is made as of May 8, 2024
BETWEEN:
CANOPY USA, LLC, a limited liability company existing under the laws of the State of Delaware (“Canopy USA”)
- and -
CANOPY GROWTH CORPORATION, a corporation existing under the laws of Canada (“Canopy”)
- and -
ACREAGE HOLDINGS, INC., a corporation existing under the laws of the Province of British Columbia (“Acreage”)
RECITALS:
A.Canopy USA, Canopy and Acreage are parties to an arrangement agreement (the “Arrangement Agreement”) dated October 24, 2022, as amended on March 17, 2023, May 31, 2023, August 31, 2023, October 31, 2023, December 29, 2023, March 29, 2024 and April 25, 2024; and
B.Canopy USA, Canopy and Acreage wish to amend certain terms of the Arrangement Agreement, in accordance with Section 9.1 of the Arrangement Agreement, as provided in this Amendment.
THEREFORE, in consideration of the mutual covenants contained herein (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:
Article 1
INTERPRETATION
1.Definitions
Capitalized terms used but not defined in this Amendment have the meanings given to them in the Arrangement Agreement.
2.Interpretation not Affected by Headings
The division of this Amendment into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment. Unless the contrary intention appears, references in this Amendment to an Article, Section, subsection or paragraph or both refer to the Article, Section, subsection or paragraph, respectively, bearing that designation in this Amendment.
3.Number and Gender
In this Amendment, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender shall include all genders.
Article 2
AMENDMENTS
1.Amendments to the Arrangement Agreement
(1)The definition of “Exercise Outside Date” at Section 1.1 of the Arrangement Agreement is deleted, and replaced with the following:
“Exercise Outside Date” means June 17, 2024 or such later date as may be agreed to in writing by the Parties.
(2)Section 4.7(3) of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:
“(iii)    Canopy shall forthwith, and in any event not later than 41 Business Days following the exchange of all Canopy Shares held by CBG and Greenstar into the Exchangeable Canopy Shares, exercise the Canopy Call Option.”
Article 3
GENERAL PROVISIONS
1.Confirmation
The Arrangement Agreement, as amended hereby, remains in full force and effect. Provisions of the Arrangement Agreement that have not been amended or terminated by this Amendment remain in full force and effect, unamended. All rights and liabilities that have accrued to any Party under the Arrangement Agreement up to the date of this Amendment remain unaffected by this Amendment.
2.Arrangement Agreement Provisions
The provisions of Article 9 of the Arrangement Agreement shall apply, mutatis mutandis, to this Amendment.
3.Counterparts, Execution
This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Amendment, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
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IN WITNESS WHEREOF Canopy USA, Canopy and Acreage have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

CANOPY USA, LLC
By:	/s/ David Klein
Name: David Klein
Title: Authorized Signatory

CANOPY GROWTH CORPORATION
By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer

ACREAGE HOLDINGS, INC.
By:	/s/ Dennis Curran
Name: Dennis Curran
Title: Chief Executive Officer

[Signature Page to Amendment to Arrangement Agreement]